UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Sir John Rogerson's Quay, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+1 (440) 523-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events
Eaton Corporation plc ("Eaton" or the "Company") is revising its historical Form 10-Q for the period ended June 30, 2013 ("Form 10-Q") to include an additional footnote, as discussed below, in connection with the anticipated filing of a registration statement on Form S-4 (the "Registration Statement") to register debt securities of a subsidiary of the Company (the "Issuer"), which are guaranteed by the Company and certain other 100% owned subsidiaries of the Company (together the "Guarantors"). Upon the filing of the Registration Statement, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors. Accordingly, pursuant to Rule 3-10 of Regulation S-X, the consolidated financial statements of Eaton attached herein as Exhibit 99.5 to this Current Report on Form 8-K include an additional footnote ("Note 14. Condensed Consolidating Financial Statements") with condensed consolidating financial statements for the Issuer and the Guarantors.

All other information from the Form 10-Q remains unchanged and has not been updated. The information in this Current Report on Form 8-K with respect to Eaton should be read in conjunction with Eaton's Annual Report on Form 10-K for the year ended December 31, 2012, the Form 8-K filed on September 6, 2013 which updates the 2012 Form 10-K, and the subsequent quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2013 and June 30, 2013.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.5	Eaton Corporation plc's Quarterly Report on Form 10-Q for the period ended June 30, 2013, updated within Part I, Item 1. Financial Statements.

101.1
The following financial information from Eaton Corporation's Form 10-Q for the period ended June 30, 2013 formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Statements of Income for the three months ended June 30, 2013 and 2012, (ii) Consolidated Statements of Income for the six months ended June 30, 2013 and 2012, (iii) Consolidated Statements of Comprehensive Income for the three months ended June 30, 2013 and 2012, (iv) Consolidated Statements of Comprehensive Income for the six months ended June 30, 2013 and 2012, (v) Condensed Consolidated Balance Sheets at June 30, 2013 and December 31, 2012, (vi) Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2013 and 2012 and (vii) Notes to Condensed Consolidated Financial Statements for the six months ended June 30, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date:	September 6, 2013	By:	/s/ Richard H. Fearon
Richard H. Fearon
Principal Financial Officer